Exhibit 99.1


      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
       PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 11th day of November, 2002.

/S/ WILLIAM RAIKE
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William Raike
President, Chief Executive Officer and Director


/S/ SHANNON RAIKE
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Shannon Raike
Chief Financial and Accounting Officer